Exhibit 99.2

Weyerhaeuser Company

Q4.2010 Analyst Package

Preliminary results, subject to audit

Consolidated Statement of Operations

in millions	Q1	Q2	Q3	Q4		Year-to-date
	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Net sales and revenues	$1,419	$1,805	$1,664	$1,664	$1,455	$6,552	$5,528

Costs of products sold	1,232	1,467	1,331	1,362	1,321	5,392	5,127

Gross margin	187	338	333	302	134	1,160	401

Selling, general and administrative expenses	163	169	167	178	168	677	709
Research and development expenses	8	8	8	10	13	34	51
Alternative fuel mixture credit	—	—	—	—	(115)	—	(344)
Charges for restructuring, closures and impairments	2	4	16	127	258	149	698
Other operating income, net	(70)	(7)	(25)	(66)	(12)	(168)	(266)

Operating income (loss)	84	164	167	53	(178)	468	(447)

Interest income and other	42	12	19	10	14	83	74
Impairments of investments and other related charges	—	—	—	(3)	25	(3)	(7)
Interest expense, net of capitalized interest	(106)	(155)	(95)	(96)	(143)	(452)	(462)

Earnings (loss) before taxes	20	21	91	(36)	(282)	96	(842)
Income tax benefit (provision)	(38)	(7)	1,025	207	101	1,187	274

Net earnings (loss)	(18)	14	1,116	171	(181)	1,283	(568)
Less: net (earnings) loss attributable to noncontrolling interests	(2)	—	—	—	6	(2)	23

Net earnings (loss) attributable to Weyerhaeuser common shareholders	$(20)	$14	$1,116	$171	$(175)	$1,281	$(545)

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-date
	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Basic earnings (loss) per share attributable to Weyerhaeuser common shareholders	$(0.10)	$0.07	$3.52	$0.32	$(0.83)	$4.00	$(2.58)

Diluted earnings (loss) per share attributable to Weyerhaeuser common shareholders	$(0.10)	$0.07	$3.50	$0.32	$(0.83)	$3.99	$(2.58)

Dividends paid per share	$0.05	$0.05	$26.46	$0.05	$0.05	$26.61	$0.60

Weighted average shares outstanding (in thousands):
Basic	211,440	211,600	317,369	535,956	211,358	319,976	211,342
Diluted	211,440	212,103	318,360	538,376	211,358	321,096	211,342
Common shares outstanding at end of period (in thousands)	211,557	211,609	535,935	535,976	211,359	535,976	211,359

Weyerhaeuser Company

Q4.2010 Analyst Package

Preliminary results, subject to audit

Consolidated Balance Sheet

in millions	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010	Dec 31, 2009
Assets

Forest Products
Current assets:
Cash and cash equivalents	$2,143	$1,839	$1,366	$1,466	$1,862
Short-term investments	1	3	—	—	49
Receivables, less allowances	462	481	477	432	370
Receivables for taxes	34	51	81	19	602
Receivable from pension trust	96	—	—	—	146
Inventories	515	472	479	478	447
Prepaid expenses	93	91	87	81	82
Deferred tax assets	136	136	122	113	109

Total current assets	3,480	3,073	2,612	2,589	3,667

Property and equipment, net	3,539	3,423	3,350	3,217	3,611
Construction in progress	69	77	86	123	52
Timber and timberlands at cost, less depletion charged to disposals	4,016	4,022	4,019	4,035	4,010
Investments in and advances to equity affiliates	192	192	193	194	197
Goodwill	40	40	40	40	40
Deferred pension and other assets	904	948	830	363	756
Restricted assets held by special purpose entities	914	915	914	915	915

	13,154	12,690	12,044	11,476	13,248

Real Estate
Cash and cash equivalents	17	7	2	1	7
Receivables, less allowances	34	42	34	51	32
Real estate in process of development and for sale	611	602	599	517	598
Land being processed for development	942	950	953	974	917
Investments in and advances to equity affiliates	18	18	18	16	17
Deferred tax assets	271	270	271	266	299
Other assets	122	123	132	120	126
Consolidated assets not owned	6	6	—	8	6

	2,021	2,018	2,009	1,953	2,002

Total assets	$15,175	$14,708	$14,053	$13,429	$15,250

Liabilities

Forest Products
Current liabilities:
Notes payable and commercial paper	$1	$1	$1	$—	$4
Current maturities of long-term debt	3	3	24	—	3
Accounts payable	329	322	326	340	317
Accrued liabilities	603	663	656	734	631

Total current liabilities	936	989	1,007	1,074	955
Long-term debt	5,281	4,734	4,710	4,710	5,281
Deferred income taxes	1,578	1,642	704	366	1,538
Deferred pension, other postretirement benefits and other liabilities	1,942	1,854	1,644	1,323	2,000
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	767	770	769	772	768

	10,504	9,989	8,834	8,245	10,542

Real Estate
Long-term debt	390	390	390	350	402
Other liabilities	224	218	213	212	252
Consolidated liabilities not owned	—	—	—	8	—

	614	608	603	570	654

Total liabilities	11,118	10,597	9,437	8,815	11,196

Equity

Total Weyerhaeuser shareholders’ interest	4,046	4,100	4,610	4,612	4,044
Noncontrolling interest	11	11	6	2	10

Total equity	4,057	4,111	4,616	4,614	4,054

Total liabilities and equity	$15,175	$14,708	$14,053	$13,429	$15,250

Weyerhaeuser Company

Q4.2010 Analyst Package

Preliminary results, subject to audit

Consolidated Statement of Cash Flows

in millions	Q1	Q2	Q3	Q4		Year-to-date
	March 31,	June 30,	Sept 30,	Dec 31,	Dec 31,	Dec 31,	Dec 31,
	2010	2010	2010	2010	2009	2010	2009

Cash flows from operations:
Net earnings (loss)	$(18)	$14	$1,116	$171	$(181)	$1,283	$(568)
Noncash charges (credits) to income:
Depreciation, depletion and amortization	126	126	124	127	134	503	538
Deferred income taxes, net	34	56	(1,006)	(341)	86	(1,257)	66
Pension and other postretirement benefits	(1)	(10)	(8)	(2)	(29)	(21)	(19)
Share-based compensation expense	6	6	4	8	8	24	26
Equity in (income) loss of equity affiliates	3	—	(6)	3	1	—	(3)
Litigation charges	—	11	3	(14)	(20)	—	—
Charges for impairment of assets	2	1	2	112	211	117	458
Loss on early extinguishment of debt	—	49	1	—	28	50	28
Net gains on dispositions of assets and operations	(83)	(10)	(10)	(46)	(3)	(149)	(197)
Foreign exchange transaction (gains) losses	(10)	10	(4)	(4)	(7)	(8)	(41)
Decrease (increase) in working capital:
Receivables less allowances	(87)	(28)	12	36	28	(67)	93
Receivable for taxes	568	(17)	(30)	62	(300)	583	(529)
Inventories	(65)	40	(7)	2	50	(30)	251
Real estate and land	(36)	(1)	(6)	48	79	5	125
Prepaid expenses	(12)	5	3	6	8	2	23
Accounts payable and accrued liabilities	(47)	(17)	(22)	(30)	(5)	(116)	(349)
Deposits on land positions and other assets	3	(6)	(10)	3	—	(10)	13
Pension contributions	(132)	(6)	(68)	(27)	(62)	(233)	(62)
Other	(70)	20	13	105	88	68	(15)

Net cash from operations	181	243	101	219	114	744	(162)

Cash flows from investing activities:
Property and equipment	(46)	(32)	(37)	(79)	(55)	(194)	(187)
Timberlands reforestation	(13)	(7)	(6)	(10)	(7)	(36)	(36)
Acquisition of timberlands	(9)	(11)	(10)	(26)	10	(56)	(16)
Redemption of short-term investments	47	—	—	2	—	49	92
Distributions from (investments in and advances to) equity affiliates	1	—	—	(3)	(2)	(2)	(4)
Proceeds from sale of assets and operations	115	15	30	53	5	213	355
Repayments from (loan to) pension trust	50	96	—	—	139	146	54
Other	2	(2)	21	2	(27)	23	5

Cash from investing activities	147	59	(2)	(61)	63	143	263

Cash flows from financing activities:
Notes, commercial paper borrowings and revolving credit facilities, net	(3)	—	—	(1)	—	(4)	—
Issuance of debt	—	—	—	—	491	—	491
Cash dividends	(11)	(10)	(560)	(27)	(11)	(608)	(127)
Change in book overdrafts	(4)	(8)	(15)	33	16	6	(30)
Payments on debt	(17)	(597)	(3)	(65)	(432)	(682)	(854)
Other	(2)	(1)	1	1	—	(1)	(6)

Cash from financing activities	(37)	(616)	(577)	(59)	64	(1,289)	(526)

Net change in cash and cash equivalents	291	(314)	(478)	99	241	(402)	(425)
Cash and cash equivalents at beginning of period	1,869	2,160	1,846	1,368	1,628	1,869	2,294

Cash and cash equivalents at end of period	$2,160	$1,846	$1,368	$1,467	$1,869	$1,467	$1,869

Cash paid (received) during the year for:
Interest, net of amount capitalized	$153	$71	$132	$57	$51	$413	$432

Income Taxes	$(576)	$131	$1	$(9)	$(5)	$(453)	$42

Weyerhaeuser Company	Total Company Statistics
Q4.2010 Analyst Package
Preliminary results, subject to audit

Special Items Included in Net Earnings

in millions	Q1	Q2	Q3	Q4		Year-to-date
	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009
Net earnings (loss)	$(20)	$14	$1,116	$171	$(175)	$1,281	$(545)
Income tax adjustments	31	—	(1,035)	(177)	—	(1,181)	21
Alternative fuel mixture credits	—	—	—	—	(77)	—	(223)
Gain on sale of wood products assets	(26)	(5)	—	—	—	(31)	—
Gain on sale of rail roads	—	—	—	(31)	—	(31)	—
Gain on sale of 140,000 acres of non-strategic timberlands	—	—	—	—	—	—	(98)
Gain on sale of closed facility	—	—	—	—	—	—	(13)
Charges for closures, restructuring and impairments	—	—	—	89	124	89	407
Loss on early extinguishment of debt	—	33	—	—	19	33	19
Litigation and insurance settlements and reserves	—	—	—	—	—	—	(2)

Net earnings (loss) before special items	$(15)	$42	$81	$52	$(109)	$160	$(434)

Selected Total Company Items

in millions	Q1	Q2	Q3	Q4		Year-to-date
	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Depreciation, depletion and amortization:
Cost of products sold	$110	$109	$108	$112	$112	$439	$464
Selling, general and administrative expenses	16	17	16	15	22	64	74

Total depreciation, depletion and amortization	$126	$126	$124	$127	$134	$503	$538

Total decrease (increase) in Forest Products working capital(1)	$(273)	$(482)	$506	$(34)	$(238)	$681	$(237)
Cash spent for capital expenditures	$(59)	$(39)	$(43)	$(89)	$(62)	$(230)	$(223)

(1)	Excludes changes in tax receivables and liabilities.

Weyerhaeuser Company	Timberlands Segment
Q4.2010 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD

Trade sales and revenues (unaffiliated customers)	$202	$225	$240	$207	$874	$156	$714
Intersegment sales	171	123	145	164	603	129	537

Total net sales and revenues	373	348	385	371	1,477	285	1,251

Costs of products sold	277	260	294	298	1,129	249	1,025

Gross margin	96	88	91	73	348	36	226
Selling, general and administrative expenses	20	23	20	22	85	16	68
Research and development expenses	4	5	5	7	21	3	9
Charges for restructuring, closures and impairments	1	—	1	—	2	20	27
Other operating income, net	(10)	(9)	(9)	(11)	(39)	(9)	(207)

Operating income	81	69	74	55	279	6	329

Interest income and other	—	1	1	1	3	1	3
Loss attributable to noncontrolling interest	—	—	—	—	—	6	6

Net contribution to earnings	$81	$70	$75	$56	$282	$13	$338

Selected Segment Items

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Depreciation, depletion and amortization	$30	$28	$30	$30	$118	$28	$124
Total decrease (increase) in working capital(1)	$(9)	$(14)	$24	$(11)	$(10)	$(1)	$(4)
Cash spent for capital expenditures	$(20)	$(15)	$(17)	$(20)	$(72)	$(16)	$(83)
Cash spent for acquisition of timberlands	$(9)	$(11)	$(10)	$(26)	$(56)	$(10)	$(16)

(1)	Excludes changes in tax receivables and liabilities.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Charges for restructuring, closures and impairments	$—	$—	$—	$—	$—	$(15)	$(23)
Gain on sale of 140,000 acres of non-strategic timberlands	—	—	—	—	—	—	164

Total	$—	$—	$—	$—	$—	$(15)	$141

Segment Statistics

		Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Third Party Net Sales and Revenue (millions)	Logs:
	West	$82	$125	$110	$97	$414	$76	$329
	South	27	37	40	41	145	29	144
	Canada	9	—	3	5	17	6	13

	Total Logs	118	162	153	143	576	111	486
	Pay as cut timber sales	8	9	8	8	33	7	31
	Timberlands exchanges and dispositions	35	13	41	20	109	7	66
	Higher and better use land sales	5	7	6	4	22	1	11
	Minerals, oil and gas	15	16	15	14	60	13	62
	Products from international operations	15	17	17	16	65	14	44
	Other products	6	1	—	2	9	3	14

	Total	$202	$225	$240	$207	$874	$156	$714

Logs Third Party Sales Realizations (per cubic meter)	West	$84.17	$97.92	$91.45	$95.30	$92.59	$79.49	$73.42
	South	$43.21	$44.38	$43.63	$41.86	$43.21	$40.11	$40.64
	Canada	$34.02	$30.05	$29.94	$33.84	$33.11	$32.47	$32.05
	International	$20.35	$19.33	$17.96	$18.21	$19.01	$17.37	$17.34

Logs Third Party Sales Volumes (cubic meters, thousands)	West	975	1,276	1,205	1,020	4,476	950	4,479
	South	634	827	903	993	3,357	724	3,536
	Canada	259	15	92	141	507	198	409
	International	78	68	63	74	283	71	305

	Total	1,946	2,186	2,263	2,228	8,623	1,943	8,729

Logs Fee Depletion (cubic meters, thousands)	West	1,431	1,404	1,444	1,290	5,569	1,168	6,359
	South	2,140	1,881	2,060	2,116	8,197	1,863	8,996
	International	92	89	89	79	349	133	503

	Total	3,663	3,374	3,593	3,485	14,115	3,164	15,858

Weyerhaeuser Company	Wood Products Segment
Q4.2010 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD

Trade sales and revenues (unaffiliated customers)	$604	$789	$626	$572	$2,591	$510	$2,234
Intersegment sales	16	20	20	18	74	15	64

Total net sales and revenues	620	809	646	590	2,665	525	2,298

Costs of products sold	616	743	674	613	2,646	572	2,511

Gross margin	4	66	(28)	(23)	19	(47)	(213)
Selling, general and administrative expenses	68	72	66	63	269	74	304
Research and development expenses	1	2	1	1	5	2	14
Charges for restructuring, closures and impairments	1	1	9	103	114	83	177
Other operating (income) loss, net	(46)	(5)	(4)	(1)	(56)	3	27

Operating loss	(20)	(4)	(100)	(189)	(313)	(209)	(735)

Interest income and other	1	1	—	1	3	1	2

Net contribution to earnings	$(19)	$(3)	$(100)	$(188)	$(310)	$(208)	$(733)

Selected Segment Items

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Depreciation, depletion and amortization	$45	$45	$44	$43	$177	$48	$198
Total decrease (increase) in working capital	$(135)	$51	$54	$41	$11	$25	$126
Cash spent for capital expenditures	$(2)	$(5)	$(5)	$(21)	$(33)	$(24)	$(57)

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Gain on sale of assets	$44	$8	$—	$—	$52	$—	$—
Litigation and insurance settlements and reserves	—	—	—	—	—	—	(18)
Gain on sale of closed facilities	—	—	—	—	—	—	1
Charges for restructuring, closures and impairments	—	—	—	(103)	(103)	(85)	(177)

Total	$44	$8	$—	$(103)	$(51)	$(85)	$(194)

Segment Statistics

in millions, except for third-party sales realizations		Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD

Structural Lumber (board feet)	Third Party Net Sales and Revenue	$241	$308	$254	$241	$1,044	$202	$846
	Third Party Sales Realizations	$316.60	$347.89	$286.84	$292.63	$311.09	$266.69	$254.85
	Third Party Sales Volumes	761	884	889	822	3,356	758	3,319
	Production Volumes	801	846	857	785	3,289	668	3,098

Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$66	$79	$68	$59	$272	$54	$238
	Third Party Sales Realizations	$1,718.25	$1,784.77	$1,848.76	$1,853.91	$1,797.79	$1,753.96	$1,771.40
	Third Party Sales Volumes	4	4	4	3	15	3	13
	Production Volumes	4	4	4	3	15	3	11

Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$48	$49	$39	$35	$171	$39	$162
	Third Party Sales Realizations	$1,083.79	$1,178.95	$1,246.02	$1,259.46	$1,180.45	$1,112.41	$1,159.37
	Third Party Sales Volumes	44	41	31	29	145	34	139
	Production Volumes	41	41	25	26	133	29	109

Oriented Strand Board (square feet 3/8’)	Third Party Net Sales and Revenue	$66	$116	$80	$72	$334	$58	$234
	Third Party Sales Realizations	$197.46	$266.28	$185.07	$177.84	$207.92	$165.46	$163.43
	Third Party Sales Volumes	334	437	428	408	1,607	348	1,432
	Production Volumes	378	468	446	429	1,721	354	1,448

Softwood Plywood (square feet 3/8’)	Third Party Net Sales and Revenue	$16	$23	$19	$15	$73	$13	$58
	Third Party Sales Realizations	$263.54	$312.95	$280.78	$250.61	$279.58	$252.95	$259.50
	Third Party Sales Volumes	60	75	68	57	260	50	223
	Production Volumes	48	64	57	43	212	37	150

Hardwood Lumber (square feet 3/8’)	Third Party Net Sales and Revenue	$54	$64	$54	$51	$223	$45	$206
	Third Party Sales Realizations	$814.00	$833.30	$836.60	$833.75	$829.40	$765.93	$816.65
	Third Party Sales Volumes	67	76	65	61	269	59	252
	Production Volumes	59	61	60	51	231	44	201

Weyerhaeuser Company	Cellulose Fibers Segment
Q4.2010 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD

Trade sales and revenues (unaffiliated customers)	$410	$468	$522	$511	$1,911	$408	$1,511
Intersegment sales	—	—	—	—	—	—	—

Total net sales and revenues	410	468	522	511	1,911	408	1,511

Costs of products sold	367	375	326	356	1,424	358	1,344

Gross margin	43	93	196	155	487	50	167
Selling, general and administrative expenses	20	20	21	21	82	18	71
Research and development expenses	2	2	2	2	8	2	6
Alternative fuel mixture credits	—	—	—	—	—	(115)	(344)
Charges for restructuring, closures and impairments	—	—	—	—	—	2	3
Other operating income, net	(2)	(5)	(6)	(7)	(20)	(6)	(10)

Operating income	23	76	179	139	417	149	441

Interest income and other	(4)	(2)	2	(1)	(5)	(2)	3

Net contribution to earnings	$19	$74	$181	$138	$412	$147	$444

Selected Segment Items

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Depreciation, depletion and amortization	$36	$36	$34	$39	$145	$36	$142
Total decrease (increase) in working capital	$(10)	$(23)	$(39)	$21	$(51)	$31	$56
Cash spent for capital expenditures	$(35)	$(19)	$(19)	$(46)	$(119)	$(23)	$(61)

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Alternative fuel mixture credits	$—	$—	$—	$—	$—	$115	$344
Charges for restructuring, closures and impairments	—	—	—	—	—	(2)	(3)

Total	$—	$—	$—	$—	$—	$113	$341

Segment Statistics

		Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$321	$354	$412	$402	$1,489	$315	$1,148
	Third Party Sales Realizations	$761.78	$856.22	$926.28	$926.29	$868.91	$712.01	$676.49
	Third Party Sales Volumes (thousands)	422	413	445	434	1,714	443	1,697
	Production Volumes (thousands)	437	414	470	453	1,774	417	1,629

Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$71	$90	$88	$88	$337	$74	$290
	Third Party Sales Realizations	$1,051.81	$1,091.14	$1,103.48	$1,081.52	$1,083.31	$1,012.30	$1,003.60
	Third Party Sales Volumes (thousands)	67	83	80	81	311	73	288
	Production Volumes (thousands)	69	81	82	84	316	69	282

Weyerhaeuser Company	Real Estate Segment
Q4.2010 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD

Trade sales and revenues (unaffiliated customers)	$151	$257	$210	$305	$923	$337	$904
Intersegment sales	—	—	—	—	—	—	—

Total net sales and revenues	151	257	210	305	923	337	904

Costs of products sold	121	189	158	228	696	280	757

Gross margin	30	68	52	77	227	57	147
Selling, general and administrative expenses	34	41	40	45	160	47	179
Charges for restructuring, closures and impairments	1	2	1	17	21	125	296
Other operating (income) loss, net	1	1	(2)	(1)	(1)	2	3

Operating income (loss)	(6)	24	13	16	47	(117)	(331)

Interest income and other	39	3	7	—	49	3	22
Impairments of investments and other related charges	—	—	—	(3)	(3)	25	(7)
Loss attributable to noncontrolling interest	(2)	—	—	—	(2)	—	17

Net contribution to earnings	$31	$27	$20	$13	$91	$(89)	$(299)

Selected Segment Items

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Depreciation and amortization	$3	$5	$4	$4	$16	$6	$17
Cash spent for capital expenditures	$(1)	$—	$(2)	$(2)	$(5)	$1	$(8)

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Charges for restructuring, closures and impairments	$—	$—	$—	$(20)	$(20)	$(100)	$(279)

Total	$—	$—	$—	$(20)	$(20)	$(100)	$(279)

Segment Statistics

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Net sales and revenues:
Single-family housing	$143	$233	$200	$266	$842	$305	$832
Land	7	23	9	25	64	31	68
Other	1	1	1	14	17	1	4

Total net sales and revenue	$151	$257	$210	$305	$923	$337	$904

Single-family homes sold	620	491	418	385	1,914	431	2,269
Single-family homes closed	393	625	501	606	2,125	778	2,177
Single-family homes sold but not closed (backlog)	877	743	660	439	439	650	650
Single-family average price of homes closed (in thousands)	$364.89	$371.37	$400.03	$438.74	$396.14	$392.08	$382.18
Single-family home gross margin - excluding impairments (1)	19.4%	23.9%	24.3%	26.1%	23.7%	22.5%	17.5%

(1)	Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company	Corporate Segment
Q4.2010 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD

Trade sales and revenues (unaffiliated customers)	$52	$66	$66	$69	$253	$44	$165
Intersegment sales	4	5	5	5	19	4	12

Total net sales and revenues	56	71	71	74	272	48	177

Costs of products sold	42	48	49	54	193	10	103

Gross margin	14	23	22	20	79	38	74
Selling, general and administrative expenses	21	13	20	27	81	13	87
Research and development expenses	1	(1)	—	—	—	6	22
Charges for restructuring, closures and impairments	(1)	1	6	6	12	28	195
Other operating (income) loss, net	(13)	11	(5)	(45)	(52)	(2)	(79)

Operating income (loss)	6	(1)	1	32	38	(7)	(151)

Interest income and other	6	9	9	9	33	11	44

Net contribution to earnings	$12	$8	$10	$41	$71	$4	$(107)

Selected Segment Items

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Depreciation, depletion and amortization	$12	$12	$12	$11	$47	$16	$57
Total decrease (increase) in working capital (1)	$(119)	$468	$467	$(85)	$731	$(293)	$(415)
Cash spent for capital expenditures	$(1)	$—	$—	$—	$(1)	$—	$(14)
Net foreign exchange gains (losses)	$9	$(8)	$4	$4	$9	$6	$39
Pension and postretirement credits (2)	$16	$22	$17	$19	$74	$29	$121

(1)	Excludes changes in tax receivables and liabilities.
(2)	Excludes pension and postretirement included in charges for restructuring and closures.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2010	Q2.2010	Q3.2010	Q4.2010	2010 YTD	Q4.2009	2009 YTD
Charges for restructuring, closures and impairments	$—	$—	$—	$(7)	$(7)	$15	$(154)
Gain on sale of rail roads	—	—	—	46	46	—	—
Gain on sale of closed facilities	—	—	—	—	—	—	18
Litigation and insurance settlements and reserves	—	—	—	—	—	—	20

Total	$—	$—	$—	$39	$39	$15	$(116)